SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

       Date of report (Date of earliest event reported): January 20, 2000




                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




    DELAWARE                         0-22228                      11-3170868
(State or other                  (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
 incorporation)



          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (516) 327-3000




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8 & 9.        NOT APPLICABLE

ITEM 5.           OTHER EVENTS.

         On January 20, 2000, Astoria Financial Corporation issued limited financial information for the three-and twelve-month periods ended December 31, 1999.

         A press release, issued on January 20, 2000, detailing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------

        99.1                        Press Release issued January 20, 2000







                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASTORIA FINANCIAL CORPORATION


                                      By:   /s/ Alan P. Eggleston
                                            Alan P. Eggleston, Esq.
                                            Executive Vice President and General
                                            Counsel


Dated:  January 20, 2000








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



                                  EXHIBIT INDEX



          EXHIBIT                               DESCRIPTION
          -------                               -----------

            99.1                     Press Release issued January 20, 2000










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